Exhibit 99.1

Asterias Biotherapeutics, Inc. Files Registration Statement for Underwritten Public Offering

MENLO PARK, Calif. & ALAMEDA, Calif.--(BUSINESS WIRE)--December 2, 2013--Asterias Biotherapeutics, Inc., a subsidiary of BioTime, Inc. (NYSE MKT: BTX), announced today that Asterias has filed a registration statement with the Securities and Exchange Commission for an underwritten public offering of up to $15,000,000 of units with each unit consisting of one share of Series B common stock and one redemption right. The shares of Series B common stock and redemption rights will immediately be freely tradable as separate securities. The number of units to be sold and the price range for the proposed offering have not yet been determined.

The offering will be made through Burrill Securities LLC.

Asterias plans to use the net proceeds of the offering to fund its product development programs and for working capital. Asterias intends to apply to list the Series B common stock on the NYSE MKT under the symbol “AST”.

Each redemption right will entitle the holder to sell a share of common stock to Asterias during a redemption period that will commence 30 days prior to the third anniversary of the closing of the offering and that will end on that third anniversary date. If a share is redeemed through the exercise of a redemption right, Asterias will pay the shareholder either an amount of cash, or common shares, no par value, of its parent company BioTime, Inc. (“BioTime”) with a value equal to the initial public offering price of the units, or a combination of cash and BioTime common shares. The decision whether to pay the redemption price in cash or BioTime shares or a combination of cash and shares will be made by Asterias in its discretion. The redemption rights will expire on the earlier of (a) the third anniversary of the closing of the offering, and (b) the earliest date, if any, on which the closing price of the Asterias common stock as reported on a national securities exchange, or the OTC Bulletin Board, has been at least 150% of the redemption price for 10 consecutive trading days.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication does not constitute an offer to sell or a solicitation of an offer to buy these securities; nor shall there be any offer or sale of any of these securities in any State in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

The offering will be made only by means of a prospectus. Copies of the preliminary prospectus related to the offering may be obtained, when available, by contacting Robert W. Peabody, Chief Financial Officer, at 510-521-3390, ext. 302 or by email at rpeabody@biotimemail.com.

About Asterias

Asterias Biotherapeutics is a subsidiary of BioTime, Inc., whose mission is to acquire and develop best in class cell therapy product candidates. Our first acquisition was the stem cell assets of Geron Corporation, which was completed on October 1, 2013. That acquisition includes Geron’s entire cell therapy intellectual property portfolio, existing contracts and license agreements related to their stem cell programs, INDs for OPC1 and VAC1 cell therapies, master cell banks of hESCs and therapeutic cells manufactured under cGMP, research cell banks, customized reagents and equipment, and banks of cGMP-manufactured OPC1 drug product used in Geron’s Phase 1 trial in spinal cord injury, the world’s first human clinical trial of hESC-derived cells.

Asterias has acquired four cell lines, each with animal proof of concept, from which multiple therapeutic product candidates may be selected for development indications in the fields of neurology (including OPC1 for spinal cord injury), oncology (including VAC1 autologous dendritric cells), orthopedics, and cardiovascular therapy.

Asterias Biotherapeutics will be part of the BioTime family of companies that now own a large and diverse stem cell patent portfolio, as well as a unique collection of cGMP-manufactured therapeutic cells and validated cell banks, placing it among today’s leaders in regenerative medicine.

About BioTime

BioTime is a biotechnology company engaged in research and product development in the field of regenerative medicine. Regenerative medicine refers to therapies based on stem cell technology that are designed to rebuild cell and tissue function lost due to degenerative disease or injury. BioTime’s focus is on pluripotent stem cell technology based on human embryonic stem (“hES”) cells and induced pluripotent stem (“iPS”) cells. hES and iPS cells provide a means of manufacturing every cell type in the human body and therefore show considerable promise for the development of a number of new therapeutic products. BioTime’s therapeutic and research products include a wide array of proprietary PureStem™ progenitors, HyStem® hydrogels, culture media, and differentiation kits. BioTime is developing Renevia™ (a HyStem® product) as a biocompatible, implantable hyaluronan and collagen-based matrix for cell delivery in human clinical applications. In addition, BioTime has developed Hextend®, a blood plasma volume expander for use in surgery, emergency trauma treatment and other applications. Hextend® is manufactured and distributed in the U.S. by Hospira, Inc. and in South Korea by CJ CheilJedang Corporation under exclusive licensing agreements.

BioTime is also developing stem cell and other products for research, therapeutic, and diagnostic use through its subsidiaries:

  OncoCyte Corporation is developing products and technologies to diagnose and treat cancer.
  ES Cell International Pte Ltd., a Singapore private limited company, develops hES products for research use.
  OrthoCyte Corporation is developing therapies to treat orthopedic disorders, diseases and injuries.
  ReCyte Therapeutics, Inc. is developing therapies to treat a variety of blood and lymphatic vascular disorders, as well as products for research using iPS and other cell reprogramming technology.
  Cell Cure Neurosciences Ltd. is an Israel-based biotechnology company focused on developing stem cell-based therapies for retinal and neurological degenerative diseases. Its lead product is OpRegen® for the treatment of macular degeneration.
  LifeMap Sciences, Inc. markets, sells and distributes GeneCards®, the leading human gene database, as part of an integrated database suite that also includes the LifeMap Discovery™ database of embryonic development, stem cell research and regenerative medicine, and MalaCards, the human disease database.
  Asterias Biotherapeutics, Inc. is a newly formed subsidiary whose first acquisition was the stem cell assets of Geron Corporation, including patents and other intellectual property, biological materials, reagents and equipment for the development of new therapeutic products for regenerative medicine.

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Forward-Looking Statements

Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias and for BioTime and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the business of Asterias or BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in Asterias’ and BioTime's Securities and Exchange Commission filings. Asterias and BioTime disclaim any intent or obligation to update these forward-looking statements.

CONTACT:
Asterias Biotherapeutics, Inc.
Mary Ann Dunmire, 650-433-2900
mdunmire@asteriasbio.com
or
BioTime, Inc.
Lesley Stolz, Ph.D., 510-521-3390, ext. 367
Executive Vice President, Corporate Development
lstolz@biotimemail.com
Judith Segall, 510-521-3390, ext. 301
jsegall@biotimemail.com